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                                                                  EXHIBIT 24.1



                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons whose signature appear immediately below, does hereby constitute and appoint Lawrence
E. Gloyd, Norman E. Johnson, Bruce A. Klein, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1 par value, of
CLARCOR Inc., a Delaware corporation (the "Company"), to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of September 23, 1996 (the "Merger Agreement") among the Company, CUAC Inc., an Ohio corporation and a wholly-owned subsidiary of the Company ("Sub"), and United Air Specialists, Inc., an Ohio corporation ("UAS"), which provides for the merger of Sub with and into UAS with UAS surviving as a wholly-owned subsidiary of the Company, such shares of Common Stock to include those shares issuable upon the exercise of Substitute Options (as defined in the Merger Agreement), together with the Parent Rights (as defined in the Merger Agreement) associated therewith, and to execute any and all amendments to the Registration Statement, whether filed prior or subsequent to the time the Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
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        IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of,

September 1996.



Lawrence E. Gloyd                              Carl J. Dargene
--------------------------                     --------------------------
Lawrence E. Gloyd                              Carl J. Dargene


Norman E. Johnson                              J. Marc Adam
--------------------------                     --------------------------
Norman E. Johnson                              J. Marc Adam


Stanton K. Smith, Jr.                          Dudley J. Godfrey, Jr.
--------------------------                     --------------------------
Stanton K. Smith, Jr.                          Dudley J. Godfrey, Jr.


                                               Milton R. Brown
                                               --------------------------
                                               Milton R. Brown


                                               Don A. Wolf
                                               --------------------------
                                               Don A. Wolf


Bruce A. Klein                                 William F. Knese
--------------------------                     --------------------------
Bruce A. Klein                                 William F. Knese